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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-61900 of Stressgen Biotechnologies Corporation on Form S-8 of our report dated January 28, 2002, appearing in this Annual Report on Form 10-K of Stressgen Biotechnologies Corporation for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
March 18, 2002